Non-financial Assets and Liabilities	12 Months Ended
Jun. 30, 2023
Disclosure Of Non Financial Assets And Liabilities [Abstract]
Non-financial Assets and Liabilities
6. Non-financial assets and liabilities
a.    Property, plant and equipment

(in U.S. dollars, in thousands)	Plant and Equipment	Office Furniture and Equipment	Computer Hardware and Software	Total
Year Ended June 30, 2022
Opening net book amount	1,953	811	257	3,021
Additions	143	3	42	188
Exchange differences	54	(70)	(4)	(20)
Depreciation charge	(942)	(52)	(150)	(1,144)
Closing net book value	1,208	692	145	2,045

As of June 30, 2022
Cost	6,846	1,925	3,379	12,150
Accumulated depreciation	(5,638)	(1,233)	(3,234)	(10,105)
Net book value	1,208	692	145	2,045

Year Ended June 30, 2023
Opening net book amount	1,208	692	145	2,045
Additions	171	43	60	274
Exchange differences	(104)	113	(18)	(9)
Depreciation charge	(818)	(45)	(90)	(953)
Closing net book value	457	803	97	1,357

As of June 30, 2023
Cost	6,910	2,074	3,353	12,337
Accumulated depreciation	(6,453)	(1,271)	(3,256)	(10,980)
Net book value	457	803	97	1,357
(i)    Depreciation methods and useful lives
Depreciation is calculated using the straight-line method to allocate their cost or revalued amounts, net of their residual values, over the estimated useful lives. The estimated useful lives are:
•Plant and equipment 3 – 15 years
•Office furniture and equipment 5 – 10 years
•Computer hardware and software 3 – 5 years
See Note 23(o) for other accounting policies relevant to property, plant and equipment.
b.    Leases
(i)    Amounts recognized on the consolidated balance sheet
Right-of-use assets

(in U.S. dollars, in thousands)	Buildings	Manufacturing	Total
Year Ended June 30, 2022
Opening net book amount	5,417	3,702	9,119
Additions	1,464	—	1,464
Reassessment	97	494	591
Exchange differences	(165)	—	(165)
Depreciation charge	(1,717)	(1,372)	(3,089)
Closing net book value	5,096	2,824	7,920

As of June 30, 2022
Cost	9,957	6,178	16,135
Accumulated depreciation	(4,861)	(3,354)	(8,215)
Net book value	5,096	2,824	7,920

Year Ended June 30, 2023
Opening net book amount	5,096	2,824	7,920
Additions/(derecognition)	(649)	—	(649)
Reassessment	526	(302)	224
Exchange differences	(15)	—	(15)
Depreciation charge	(1,661)	(685)	(2,346)
Closing net book value	3,297	1,837	5,134

As of June 30, 2023
Cost	9,957	6,178	16,135
Accumulated depreciation	(6,660)	(4,341)	(11,001)
Net book value	3,297	1,837	5,134
Lease liabilities

	As of June 30,
	2023	2022
Current	4,060	3,186
Non-current	3,672	7,085
Lease liabilities included in the balance sheet	7,732	10,271
The lease liability is measured at the present value of the fixed and variable lease payments net of cash lease incentives that are not paid at the balance date. Lease payments are apportioned between the finance charges and reduction of the lease liability using the incremental borrowing rate to achieve a constant rate of interest on the remaining balance of the liability. Lease payments for buildings exclude service fees for cleaning and other costs. The interest expense (included in finance costs) for leases was $0.5 million for the year ended June 30, 2023, and $0.6 million for the years ended June 30, 2022 and 2021, respectively. In the years ended June 30, 2023 and 2022, total payments associated with lease liabilities were $3.2 million and $3.4 million, respectively.
Payments associated with short-term leases with a lease term of 12 months or less, contracts that contain lease and non-lease components that are cancellable within 12 months and leases of low-value assets are recognized on a straight-line basis as an expense in profit or loss. The expense relating to short term leases was $1.1 million for the year ended June 30, 2023 and $3.2 million for the year ended June 30, 2022.
(ii)    Depreciation methods and useful lives of right-of use assets
Depreciation is calculated using the straight-line method to allocate their cost or revalued amounts, net of their residual values, over the estimated useful lives. Depreciation for leases for the years ended June 30, 2023, 2022 and 2021 was $1.7 million, $1.7 million and $1.7 million, respectively.
(iii)    Extension and termination options
Extension options and termination options may be included in the right-of-use asset leases across the Group. These are used to maximize operational flexibility in terms of managing the assets used in the Group’s operations.
In determining the lease term, management considers all facts and circumstances that create an economic incentive to exercise an extension option, or not exercise a termination option. Extension options and periods after termination options are only included in the lease term if the lease is reasonably certain to be extended or not terminated.
A right-of-use asset and lease liability has been recognized in relation to the manufacturing service agreement entered into with Lonza in October 2019 for the supply of commercial product for the potential approval and launch of remestemcel-L for the treatment of SR-aGVHD in the US market. Management has determined that this agreement has a non-cancellable lease term expiring within 2 years from June 30, 2023, which is cancellable in limited circumstances.
As of June 30, 2023, the anticipated future contractual cash flows relating to the lease component of the Lonza agreement are $3.0 million on an undiscounted basis, as included within lease liabilities in Note 10(c). The anticipated future contractual cash flows exclude cashflows beyond the non-cancellable lease term as it is not reasonably certain the Group will extend the agreement. At the Group's discretion, the minimum financial commitment relating to the lease component under this manufacturing services agreement can be reduced by $1.1 million under certain conditions.
See Note 23(v) for other accounting policies relevant to lease accounting.
c.    Intangible assets

(in U.S. dollars, in thousands)	Goodwill	Acquired licenses to patents	In-process research and development acquired	Current marketed products	Total
Year Ended June 30, 2022
Opening net book amount	134,453	2,072	427,779	16,242	580,546
Additions/reversals	—	(450)	—	—	(450)
Exchange differences	—	74	—	1	75
Amortization charge	—	(64)	—	(1,455)	(1,519)
Closing net book amount	134,453	1,632	427,779	14,788	578,652

As of June 30, 2022
Cost	134,453	2,987	489,698	24,000	651,138
Accumulated amortization	—	(1,355)	—	(9,212)	(10,567)
Accumulated impairment	—	—	(61,919)	—	(61,919)
Net book amount	134,453	1,632	427,779	14,788	578,652

Year Ended June 30, 2023
Opening net book amount	134,453	1,632	427,779	14,788	578,652
Additions	—	23	—	—	23
Exchange differences	—	1	—	—	1
Amortization charge	—	(38)	—	(1,455)	(1,493)
Closing net book amount	134,453	1,618	427,779	13,333	577,183

As of June 30, 2023
Cost	134,453	2,993	489,698	23,999	651,143
Accumulated amortization	—	(1,375)	—	(10,666)	(12,041)
Accumulated impairment	—	—	(61,919)	—	(61,919)
Net book amount	134,453	1,618	427,779	13,333	577,183
(i)    Carrying value of in-process research and development acquired by product

	As of June 30,
(in U.S. dollars, in thousands)	2023	2022
Cardiovascular products(1)	254,351	254,351
Intravenous products for metabolic diseases and inflammatory/immunologic conditions(2)	70,730	70,730
MSC products(3)	102,698	102,698
	427,779	427,779
(1)Includes MPC-150-IM for the treatment or prevention of chronic heart failure and MPC-25-IC for the treatment or prevention of acute myocardial infarction
(2)Includes MPC-300-IV for the treatment of biologic-refractory rheumatoid arthritis and diabetic nephropathy
(3)Includes remestemcel-L for the treatment of SR-aGVHD and remestemcel-L for the treatment of Crohn’s disease
For all products included within the above balances, the underlying currency of each item recorded is US$.
(ii)    Amortization methods and useful lives
The Group amortizes intangible assets with a finite useful life using the straight-line method over the following periods:
•Acquired licenses to patents 7 – 16 years
•Current marketed products 15 – 20 years
See Note 23(p) for the other accounting policies relevant to intangible assets and Note 23(j) for the Group’s policy regarding impairments.
(iii)    Significant estimate: Impairment of goodwill and assets with an indefinite useful life
The Group tests annually, or more frequently if events or changes in circumstances indicate that they might be impaired, whether goodwill and its assets with indefinite useful lives have suffered any impairment in accordance with its accounting policy stated in Note 23(j). The recoverable amounts of these assets and cash-generating units have been determined based on fair value less costs to dispose calculations, which require the use of market-participant assumptions that are based on development strategies using external data sources as well as past experience. The full annual impairment assessment was performed at March 31, 2023 and no impairment of the in-process research and development and goodwill was identified.
In August 2023, as disclosed in Note 15, the FDA issued a complete response to the Group's BLA for remestemcel-L for the treatment of pediatric SR-aGVHD and the Group has considered this to be an impairment indicator that could cause the carrying amount of its intangible assets to exceed its recoverable amounts. As a result, the Group completed an impairment assessment on its MSC products intangible asset and goodwill. The assumptions used in the impairment assessment were updated from the March 31, 2023 impairment assessment and included changes to the market population and penetration, product pricing and launch timings. There were no other significant changes in key assumptions, including the probability of success. No impairment to the in-process research and development and goodwill was identified.
(iv)    Impairment tests for goodwill and intangible assets with an indefinite useful life
The Group has recognized goodwill as a result of two separate acquisitions. Goodwill of $118.4 million was recognized on acquisition of Angioblast Systems Inc. in 2010, $13.9 million was recognized on the acquisition of the MSC assets from Osiris (“MSC business combination”) in 2013 and $2.1 million was recognized on finalization of the MSC business combination of Osiris in 2015. In all cases the goodwill recognized represented excess in the purchase price over the net identifiable assets and in-process research and development acquired in the transaction.
On acquisition, goodwill was not able to be allocated to the cash generating unit (“CGU”) level or to a group of CGU given the synergies of the underlying research and development. For the purpose of impairment testing, goodwill is monitored by management at the operating segment level. The Group is managed as one operating segment, being the development of cell technology platform for commercialization.
IFRS requires that acquired in-process research and development be measured at fair value upon acquisition and carried as an indefinite life intangible asset subject to annual impairment reviews. The Group have recognized in-process research and development as a result of two separate acquisitions. In-process research and development of $387.0 million was recognized on the acquisition of Angioblast Systems Inc. in 2010 and $126.7 million was recognized on the acquisition of assets from Osiris in 2013 and $24.0 million was reclassified to current marketed products upon the TEMCELL asset becoming available for use in Japan. In 2016, the Group fully impaired $61.9 million of in-process research and development relating to our product candidates, MPC-MICRO-IO for the treatment of age-related macular degeneration and MPC-CBE for the expansion of hematopoietic stem cells within cord blood, as the Group suspended further patient enrollment of the Phase IIa MPC-MICRO-IO clinical trial and the Phase III MPC-CBE clinical trial as the Group prioritized the funding of its lead product candidates.
The Group still believe these product candidates remain viable upon further funding, or partnership, and accordingly these products should not be regarded as abandoned, where typically, abandoned programs would be closed down and the related research and development efforts are considered impaired and the asset is fully expensed. The remaining carrying amount of in-process research and development as at June 30, 2023 and June 30, 2022 was $427.8 million.
In-process research and development acquired is considered to be an indefinite life intangible asset on the basis that it is incomplete and cannot be used in its current form (see Note 23(p)(iii)). The intangible asset’s life will remain indefinite until such time it is completed and commercialized or impaired. The carrying value of in-process research and development is a separate asset which has been subject to impairment testing at the cash generating unit level, which has been determined to be at the product level.
The recoverable amount of both goodwill and in-process research and development was assessed as of March 31, 2023 based on the fair value less costs to dispose. Management assess for indicators of impairment as at June 30, 2023 including considering events up to the date of the approval of the financial statements. As a result of the receipt of the complete response from the FDA in August 2023, an impairment assessment was performed over the MSC products in-process research and development asset and goodwill. No impairment was identified as a result of this impairment assessment.
(v)    Key assumptions used for fair value less costs to dispose calculations
In determining the fair value less costs to dispose the Group has given consideration to the following internal and external indicators:
•discounted expected future cash flows of programs valued by the Group’s internal valuation team and reviewed by the interim CFO. The valuation team also manages a process to continually refine the key assumptions within the model. This is done with input from the relevant business units. The key assumptions in the model have been clearly defined and the responsibility for refining those assumptions has been assigned to the most relevant business units. When determining key assumptions, the business units refer to both external sources and past experience as appropriate. The valuation is considered to be level 3 in the fair value hierarchy due to unobservable inputs used in the valuation;
•the scientific results and progress of the trials since acquisition;
•the market capitalization of the Group on the ASX (ASX:MSB); and
•the valuation of the Group’s assets from an independent valuation. An independent valuation was obtained for all assets at March 31, 2023 and for the MSC products for the impairment assessment performed as a result of the receipt of the complete response.
Costs of disposal were assumed to be immaterial.
Discounted cash-flows used a real post-tax discount rate range of 13.8% to 15.5%, and include estimated real cash inflows and outflows for each program through to expected patent expiry which ranges from 9 to 25 years.
In relation to cash outflows consideration has been given to cost of goods sold, selling costs and clinical trial schedules including estimates of numbers of patients and per patient costs. Associated expenses such as regulatory fees and patent maintenance have been included as well as any further preclinical development if applicable.
In relation to cash inflows consideration has been given to product pricing, market population and penetration, sales rebates and discounts, launch timings and probability of success in the relevant applicable markets.
There are no standard growth rates applied, other than our estimates of market penetration which increase initially, plateau and then decline.
The assessment of the recoverable amount of each product has been made in accordance with the discounted cash-flow assumptions outlined above. The assessments showed that the recoverable amount of each product exceeds the carrying amount and therefore there is no impairment.
The assessment of goodwill showed the recoverable amount of the Group's operating segment, including goodwill and remaining in-process research and development, exceeds carrying amounts, and therefore there is no impairment.
(vi)    Impact of possible changes in key assumptions
The Group has considered and assessed reasonably possible changes in the key assumptions and has not identified any instances that could cause the carrying amount of our intangible assets to exceed its recoverable amount.
Whilst there is no impairment, the key sensitivities in the valuation are dependent on the continued successful development of our technology platforms. Future discussion with the FDA as discussed in Note 15, could change the assumptions used within the impairment assessments. If the Group is unable to successfully develop our technology platforms, an impairment of the carrying amount of our intangible assets may result.
d.    Provisions

	As of June 30, 2023			As of June 30, 2022
(in U.S. dollars, in thousands)	Current	Non-current	Total	Current	Non-current	Total
Contingent consideration	636	16,563	17,199	10,823	12,461	23,284
Employee benefits	2,013	49	2,062	3,333	62	3,395
Provision for license agreements	3,750	—	3,750	3,750	—	3,750
	6,399	16,612	23,011	17,906	12,523	30,429
(i)    Information about individual provisions and significant estimates
Contingent consideration
The contingent consideration provision relates to the Group’s liability for certain milestones and royalty achievements pertaining to the acquired MSC assets from Osiris. Further disclosures can be found in Note 5(g)(iii).
Employee benefits
The provision for employee benefits relates to the Group’s liability for annual leave, short term incentives and long service leave.
Employee benefits include accrued annual leave. As of June 30, 2023 and 2022, the entire amount of the annual leave accrual was $1.1 million and $1.0 million respectively, and is presented as current, since the Group does not have an unconditional right to defer settlement for any of these obligations.
(ii)    Movements
The contingent consideration provision relates to the Group’s liability for certain milestones and royalty achievements. Refer to Note 5(g)(iii) for movements in contingent consideration for the years ended June 30, 2023 and 2022.
e.    Deferred tax balances
(i)    Deferred tax balances

	As of June 30,
(in U.S. dollars, in thousands)	2023	2022
Deferred tax assets
The balance comprises temporary differences attributable to:
Tax losses	76,020	80,411
Other temporary differences	11,972	7,831
Total deferred tax assets	87,992	88,242

Deferred tax liabilities
The balance comprises temporary differences attributable to:
Intangible assets	87,992	88,242
Total deferred tax liabilities	87,992	88,242
Net deferred tax liabilities	—	—
(ii)    Movements

(in U.S. dollars, in thousands)	Tax losses(1) (DTA)	Other temporary differences(1) (DTA)	Intangible assets (DTL)	Total (DTL)
As of June 30, 2021	(71,916)	(8,248)	80,164	—
Charged/(credited) to:
- profit or loss	(8,742)	425	8,078	(239)
- directly to equity	247	(8)	—	239
As of June 30, 2022	(80,411)	(7,831)	88,242	—
Charged/(credited) to:
- profit or loss	4,179	(4,141)	(250)	(212)
- directly to equity	212	—	—	212
As of June 30, 2023	(76,020)	(11,972)	87,992	—
(1)Deferred tax assets are netted against deferred tax liabilities.
f.    Deferred consideration

	As of June 30,
(in U.S. dollars, in thousands)	2023	2022
Opening balance(1)	2,500	2,500
Amount recognized as revenue during the period	—	—
Balance as of the end of the period	2,500	2,500

(1)	The $2.5 million milestone payment received in December 2019 from Grünenthal was considered constrained and resulted in deferred consideration as of June 30, 2023.